UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-34004	61-1551890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Sherrill Boulevard Knoxville, Tennessee		37932
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (865) 694-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On October 19, 2017, Scripps Networks Interactive, Inc., an Ohio Corporation (the “Company”) filed a joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the special meeting of the Company’s shareholders scheduled to be held on November 17, 2017 (the “meeting”), where, among other things, shareholders will vote on a proposal to approve the merger agreement pursuant to which Skylight Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Discovery Communications, Inc., a Delaware corporation (“Discovery”), will merge with and into the Company (the “Merger”), and other transactions contemplated by the Agreement and Plan of Merger, dated as of July 30, 2017, by and among the Company, Discovery, and Merger Sub.

Supplement to the Joint Proxy Statement/Prospectus

This supplemental information should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety. Section references in the below disclosures are to the Joint Proxy Statement/Prospectus, and defined terms used but not defined herein have the meanings set forth in the Joint Proxy Statement/Prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures.

The section of the Joint Proxy Statement/Prospectus titled “—Scripps Management’s Unaudited Prospective Financial Information” is amended and supplemented as follows:

The disclosure in the section titled “—Scripps Management’s Unaudited Prospective Financial Information” is amended and supplemented to include the following footnotes:

In the first table (Scripps’s internal forecast), following the mention of “Unlevered Free Cash Flow”:

“Defined as earnings before interest, income taxes, depreciation and amortization and reflecting stock-based compensation as an expense and amortization of deferred launch incentives as contra-revenue less cash taxes, changes in net working capital/other cash flow items, capital expenditures and dividends paid to non-controlling interest.”

In the second table (Scripps Discovery forecast), following the mention of “Unlevered Free Cash Flow”:

“Defined as earnings before interest, income taxes, depreciation and amortization and reflecting stock-based compensation as an expense and amortization of deferred launch incentives as contra-revenue less cash taxes, changes in net working capital, capital expenditures and dividends paid to non-controlling interest.”

The section of the Joint Proxy Statement/Prospectus titled “—Scripps Management’s Unaudited Prospective Financial Information” is amended and supplemented as follows:

The disclosure in the section titled “—Scripps Management’s Unaudited Prospective Financial Information” is amended and supplemented to include the following sentence under the first table included in that section:

“Stock-based compensation was projected to be approximately $39.6 million in 2017, $39.4 million in 2018, $40.9 million in 2019, and $42.4 million in 2020.”

The section of the Joint Proxy Statement/Prospectus titled “Background of the Merger” is amended and supplemented as follows:

The disclosure in the section titled “Background of the Merger” is amended and supplemented to include the following language, which is inserted after the sentence which states: “On July 6, 2017, Scripps and Company C entered into a confidentiality agreement to facilitate the exchange of confidential information.”

“The confidentiality agreements entered into by Scripps with each of Company B and Company C contained standstill provisions, however the standstill provisions terminated at the time of the announcement of the proposed merger. Additionally, the confidentiality agreement entered into between Scripps and Company A did not contain a standstill provision.”

The section of the Joint Proxy Statement/Prospectus titled “—Interests of Scripps’ Directors and Executive Officers in the Merger” is amended and supplemented as follows:

The disclosure in the section titled “—Interests of Scripps’ Directors and Executive Officers in the Merger” is amended and supplemented to include the following under a new heading titled “Post-Closing Directorship”:

“Under Section 6.19 of the merger agreement, Discovery has agreed to expand its board of directors by one member and will appoint an individual identified by Scripps and who is currently a member of the board of directors of Scripps to fill such vacancy following the closing of the merger. Scripps’ and Discovery’s current expectation is that Scripps will designate Mr. Lowe to fill the vacancy on the Discovery board under Section 6.19 of the merger agreement. Discovery’s offer to allow one Scripps director to serve on Discovery’s board was formally proposed to Scripps in Discovery’s July 23, 2017 non-binding offer letter. Additionally, from time to time certain representatives of Scripps, Discovery, and their respective advisors discussed the possibility of Discovery’s expanding its board by one member and a member of the Scripps board of directors joining the Discovery board. Those discussions ultimately led to the contractual provision reflected in Section 6.19 of the merger agreement.”

The section of the Joint Proxy Statement/Prospectus titled “Financial Analyses” is amended and supplemented as follows:

The disclosure in the section titled “Financial Analyses” and the heading “Scripps Financial Analyses” is amended and supplemented to include the language underlined below:

Allen & Company Discounted Cash Flow Analysis. Allen & Company calculated a range of terminal values for Scripps at December 31, 2026 by applying a selected range of perpetuity growth rates of 0.50% to 1.50% to Scripps’ standalone unlevered, after-tax free cash flows during 2026. The cash flows and range of terminal values were then discounted to present value (as of June 30, 2017) using a selected range of discount rates of 7.5% to 8.5% derived from a weighted average cost of capital calculation and, in the case of such terminal values, an end-of-period discounting convention. For purposes of Allen & Company’s analysis, unconsolidated investments of Scripps reflected estimated market values based on financial information provided by the management of Scripps.

***

J.P. Morgan Discounted Cash Flow Analysis. J.P. Morgan calculated a range of terminal values for Scripps at December 31, 2026 by applying a selected range of perpetuity growth rates of 0.50% to 1.50% to Scripps’ standalone unlevered, after-tax free cash flows during 2026. The cash flows and range of terminal values were then discounted to present value (as of June 30, 2017) using a selected range of discount rates of 7.5% to 8.5% derived from a weighted average cost of capital calculation and, in the case of such terminal values, a mid-year discounting convention. For purposes of J.P. Morgan’s analysis, unconsolidated investments of Scripps reflected a range of book value (at the low end) to estimated market value (at the high end) based on financial information provided by the management of Scripps.

***

The disclosure in the section titled “Financial Analyses” and the heading “Discovery Financial Analyses” is amended and supplemented to include the language underlined below:

Allen & Company Discounted Cash Flow Analysis. Allen & Company calculated a range of terminal values for Discovery at December 31, 2026 by applying a selected range of perpetuity growth rates of 0.50% to 1.50% to Discovery’s standalone unlevered, after-tax free cash flows during 2026. The cash flows and range of terminal values were then discounted to present value (as of June 30, 2017) using a selected range of discount rates of 7.5% to 8.5% derived from a weighted average cost of capital calculation and, in the case of such terminal values, an end-of-period discounting convention.

***

J.P. Morgan Discounted Cash Flow Analysis. J.P. Morgan calculated a range of terminal values for Discovery at December 31, 2026 by applying a selected range of perpetuity growth rates of 0.50% to 1.50% to Discovery’s standalone unlevered, after-tax free cash flows during 2026. The cash flows and range of terminal values were then discounted to present value (as of June 30, 2017) using a selected range of discount rates of 7.5% to 8.5% derived from a weighted average cost of capital calculation and, in the case of such terminal values, a mid-year discounting convention.

The section of the Joint Proxy Statement/Prospectus titled “Miscellaneous” is amended and supplemented as follows:

The disclosure in the section titled “Miscellaneous” and the heading “Allen & Company” is amended and supplemented to include the language underlined below:

As the Scripps board was aware, Allen & Company in the past has provided, currently is providing and in the future may provide, investment banking services to Scripps and/or its affiliates unrelated to the merger, for which services Allen & Company has received and/or may receive compensation, including, during the two-year period prior to the date of its opinion, acting or having acted as financial advisor to Scripps in connection with certain strategic advisory matters, for which services Allen & Company received during such two-year period aggregate fees of approximately $1.5 million from Scripps. As the Scripps board also was aware, Allen & Company in the past has provided, currently is providing and in the future may provide, investment banking services to Discovery and/or its affiliates, for which services Allen & Company has received and/or may receive compensation, including, during the two-year period prior to the date of its opinion, acting or having acted as financial advisor to Discovery in connection with two potential transactions involving Discovery assets, one of which has been completed since the filing of the Joint Proxy Statement/Prospectus and as to which aggregate fees payable to Allen & Company currently are expected to be approximately $3 million. As the Scripps board further was aware, a managing director of Allen & Company (who is not a member of the Allen & Company transaction advisory team for the merger) is a member of the board of directors of Discovery.

The Company is hereby providing certain additional disclosures (the “Supplemental Disclosures”) in response to certain allegations raised in lawsuits brought against the Company (which are described in the Joint Proxy Statement/Prospectus) and solely for the purpose of mooting the allegations contained in the related complaints. The Company denies the allegations of the complaints, and denies any violations of law. The Supplemental Disclosures should be read in conjunction with the Joint Proxy Statement/Prospectus, which we urge you to read in its entirety. With respect to the complaints, the Company denies that any further supplemental disclosure was required under any applicable rule, statute, regulation, or law. The Company has not admitted wrongdoing of any kind, including but not limited to inadequacies in any disclosure, the materiality of any disclosure that the plaintiffs contend should have been made, or any violation of any federal or state law. The Company believes that the Joint Proxy Statement/Prospectus disclosed all material information, and denies that the Supplemental Disclosures are material, or are otherwise required.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction the Company filed the Joint Proxy Statement/Prospectus with the SEC. The Company and Discovery may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or registration statement or any other document which the Company or Discovery may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by the Company or Discovery through the web site maintained by the SEC at www.sec.gov, the Company website at ir.scrippsnetworksinteractive.com, or Discovery’s website at https://corporate.discovery.com/contact/investor-relations/. In addition, the documents may be obtained free of charge by contacting the investor relations department of the Company or Discovery at the following:

Scripps Network Interactive, Inc.	Discovery Communications, Inc.
Toll-Free: 877-282-6540 Outside US: 651-450-4064 Email: mgallentine@scrippsnetworks.com	Toll-Free: 877-234-5850 Outside US: (212) 548-5882 Email: investor_relations@discovery.com

Participants in the Solicitation

The Company, Discovery and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in the registration statement on Form S-4 and the Joint Proxy Statement/Prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the merger, (ii) the ability of the Company and Discovery to integrate the business successfully and to achieve anticipated synergies, risks and costs and pursuit and/or implementation of the potential separation, including timing anticipated, any changes to the configuration of businesses included in the potential separation if implemented, (iii) potential litigation relating to the proposed transaction that could be instituted against the Company, Discovery or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm the Company’s or Discovery’s business, including current plans and operations, (v) the ability of the Company or Discovery to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vii) uncertainty as to the long-term value of Discovery’s common stock, (viii) continued availability of capital and financing and rating agency actions, (ix) legislative, regulatory and economic developments and (x) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the Joint Proxy Statement/Prospectus and the registration statement on Form S-4. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or Discovery’s consolidated financial condition, results of operations, credit rating or liquidity. Neither the Company nor Discovery assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: November 7, 2017	By:	/s/ Cynthia L. Gibson
Cynthia L. Gibson
Executive Vice President, Chief Legal and Business Affairs Officer